UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 9, 2012
JETBLUE AIRWAYS CORPORATION
(Exact name of registrant as specified in its charter)
Delaware
(State of Other Jurisdiction of Incorporation)

000-49728 (Commission File Number)	87-0617894 (I.R.S. Employer Identification No.)

27-01 Queens Plaza North, Long Island City, New York (Address of principal executive offices)	11101 (Zip Code)
(718) 286-7900
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 9, 2013, at our 2013 Annual Meeting of Stockholders, the stockholders of the Company voted on four items:

1.	To elect twelve directors nominated by the Board of Directors to serve until the 2014 annual meeting of stockholders;
2.	To ratify the selection of Ernst & Young LLP (E&Y) as JetBlue's independent registered public accounting firm for the fiscal year ending December 31, 2013;
3.	To approve an amendment to the JetBlue Airways Corporation 2011 Crewmember Stock Purchase Plan to change the purchase price formula; and
4.	To seek approval, on an advisory basis, of the compensation of JetBlue's named executive officers.

The voting results are as follows:

1.	The nominees for director received the following votes:

Name	FOR	WITHHELD	ABSTAIN	BROKER NON-VOTES
David Barger	232,695,401	792,372	353,925	30,393,462
Jens Bischof	232,345,021	913,166	583,511	30,393,462
Peter Boneparth	232,797,191	644,549	399,958	30,393,462
David Checketts	107,036,968	116,036,942	10,797,788	30,393,462
Virginia Gambale	232,839,673	615,850	386,175	30,393,462
Stephan Gemkow	190,982,919	42,471,976	386,803	30,393,462
Ellen Jewett	232,837,963	626,720	377,015	30,393,462
Stanley McChrystal	232,769,204	715,749	356,745	30,393,462
Joel Peterson	232,569,736	870,121	401,841	30,393,462
Ann Rhoades	232,552,343	931,178	358,177	30,393,462
Frank Sica	232,360,136	1,101,890	379,672	30,393,462
Thomas Winkelmann	232,419,972	1,035,372	386,354	30,393,462

2.
The proposal to ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2013 was approved based on the following votes received:

For	262,365,577
Against	1,421,542
Abstentions	448,041
Broker non-votes	–

3.	The proposal to approve an amendment to the JetBlue Airways Corporation 2011 Crewmember Stock Purchase Plan to change the purchase price formula was approved based on the following votes received:

For	232,879,527
Against	625,566
Abstentions	336,605
Broker non-votes	30,393,462

4.	The proposal to approve, on an advisory basis, the compensation of the Company's named executive officers was approved based upon the following votes received:

For	231,928,888
Against	1,523,736
Abstentions	389,074
Broker non-votes	30,393,462

Item 7.01.	Regulation FD Disclosure

JetBlue Airways Corporation issued a press release on May 10, 2013 reporting April 2013 traffic results and including guidance for preliminary passenger revenue for available seat miles for the month of May 2013.  A copy of the press release is furnished as Exhibit 99.1.

Item 9.01       Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit 99.1	Press Release dated May 10, 2013 titled “JetBlue Airways Reports April Traffic”*
*    Furnished herewith.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JETBLUE AIRWAYS CORPORATION (Registrant)

Date: May 14, 2013	By:	/s/ DONALD DANIELS
Vice President, Controller and Chief Accounting Officer (principal accounting officer)